Exhibit 99.1

LAZYDAYS HOLDINGS UPDATES RIGHTS OFFERING TERMS AND ANNOUNCES
EXPECTED PRICING FOR UP TO $100 MILLION RIGHTS OFFERING

TAMPA, Fla., Oct. 12, 2023 /PRNewswire/ -- Lazydays Holdings, Inc. (Nasdaq: LAZY) (the “Company” or “Lazydays”) announced today that it has filed an amendment to the registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) relating to its previously announced rights offering (“Rights Offering”).

As provided in the filing, the Company will raise up to $100,000,000 gross proceeds from the sale of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) pursuant to the exercise of non-transferable rights (the “Rights”) issued to holders (the “Holders”) of the Company’s Common Stock, the Company’s pre-funded warrants (the “Warrants”) and the Company’s series A convertible preferred stock (the “Series A Preferred Stock”) at a price described below.

Holders as of October 23, 2023 (the “Record Date”), will receive one Right for every share of Common Stock owned or issuable upon exercise or conversion of Warrants and Series A Preferred Stock owned as of the Record Date, entitling the Holder to purchase 0.770 of a share of our Common Stock at a cash subscription price per whole share of our Common Stock equal to the lesser of $6.399 per share of our Common Stock (the ”Initial Price”) and (ii) 90% of the VWAP (as defined below) of a share of our Common Stock for the five trading day period through and including November 14, 2023 (the ”Alternate Price” and, alternatively with the Initial Price, as applicable, the “Subscription Price”). Holders must subscribe assuming the Subscription Price is the Initial Price of $6.399 per share. If the Alternate Price is lower than the Initial Price, the number of shares of Common Stock that each Holder would receive will be proportionally higher. If, at the expiration of the Rights Offering, the Alternate Price is lower than the Initial Price, any excess subscription amounts paid by a Holder will be applied to the purchase of additional shares of the Company’s Common Stock.

Assuming the Rights Offering is fully subscribed, the Company currently expects to receive aggregate gross proceeds of $100,000,000, before expenses. In addition, assuming the Subscription Price is the Initial Price, the Company expects to issue in connection with the Rights Offering, in the aggregate, a maximum of 15,627,441 shares of the Company’s Common Stock. To the extent the Alternate Price is lower than the Initial Price, the maximum number of shares of the Common Stock issuable will be higher (i.e., the quotient obtained by dividing $100 million by the Alternate Price, subject to rounding) . “VWAP” means, for any trading day, the volume-weighted average price of the Company’s Common Stock on the Nasdaq, as reported by Bloomberg L.P. between 9:30 a.m. and 4:00 p.m., Eastern Time, on such date.

The Rights will expire if they are not exercised by 5:00 p.m., Eastern Time, on November 14, 2023, the expected expiration date of this Rights Offering. The Company may extend the period for exercising the Rights. Rights which are not exercised by the expiration date of the Rights Offering will expire and will have no value.

As further described in the amended Form S-1 filing, the Company expects that the net proceeds of the offering will be used for the Company’s growth initiatives including acquisitions and new business development activities and general corporate purposes, which may include repaying or refinancing the Company’s existing or future debt facilities.

The Company reserves the right to modify, postpone or cancel the Rights Offering at any time prior to the closing of the sale of the Common Stock in the Rights Offering.

Christopher S. Shackelton, Chairman of our Board of Directors (“Board”) and a Managing Partner of Coliseum Capital Management, LLC (‘‘Coliseum’’), whose clients are the beneficial owners of approximately 56.2% of our Common Stock prior to this Rights Offering, have indicated that Coliseum’s clients currently intend to participate in the Rights Offering and subscribe for at least the full amount of their basic subscription rights, but have not made any formal binding commitment to participate and have no obligation to participate in the Rights Offering.

The shares of Common Stock to be issued upon exercise of the Rights will be listed for trading on the Nasdaq under the symbol “LAZY.” The Rights are non-transferable and the Company will not be listing the Rights on Nasdaq or any other national securities exchange.

Neither the Company, the special independent committee nor its Board has made or will make any recommendation to Holders regarding the exercise of Rights. Holders should make an independent investment decision about whether or not to exercise their Rights based on their own assessment of the Company’s business and the Rights Offering.

Questions about the Rights Offering or requests for a copy of the prospectus related to the Rights Offering may be directed to the Information Agent, Broadridge Corporate Issuer Solutions, Inc., at 888-789-8409 or via email at shareholder@broadridge.com.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The information herein is not complete and is subject to change. This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Rights, Common Stock or any other securities, nor will there be any sale of the Rights, Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. This document is not an offering, which can only be made by the prospectus supplement (and the accompanying base prospectus), which contains information about the Company and the rights offering, and should be read carefully before investing.

About Lazydays

Lazydays has been a prominent player in the RV industry since its inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Its commitment to excellence has led to enduring relationships with RVers and their families, who rely on Lazydays for all their RV needs. With a strategic approach to rapid expansion, Lazydays is growing its network through both acquisitions and new builds. Its wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you are a seasoned RVer or just starting your adventure, Lazydays’ dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary. Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker “LAZY.”

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding its goals, plans, projections and guidance regarding its financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding the proposed rights offering.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and its actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally); changes in customer demand; the Company’s relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers; risks associated with the Company’s indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms); acts of God or other incidents which may adversely impact the Company’s operations and financial performance; government regulations; legislation; and the factors discussed in “Part I, Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and from time to time in the Company’s other filings with the SEC.

News Contact:
+1 (813) 204-4099
investors@lazydays.com